UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2007

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

2300 Orchard Parkway, San Jose, California 95131-1017

(Address of principal executive offices, including zip code)

(408) 433-0910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 12, 2007, Nancy Shemwell’s employment with Symmetricom, Inc. (the “Company”) terminated. Ms. Shemwell was Executive Vice President, Global Sales and Services of the Company.

In connection with her termination of employment and pursuant to the terms of her executive severance benefits agreement with the Company, the form of which is attached as Exhibit 10.1 to this current report on Form 8-K, Ms. Shemwell will receive (i) her base salary for 12 months, (ii) her target annual bonus for fiscal year 2008, and (iii) health benefits for Ms. Shemwell and her dependents for up to 12 months (or the earlier expiration of the COBRA continuation period).

Item 9.01                     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit Number	Description
10.1	Form of Executive Severance Benefits Agreement by and between the Company and Nancy Shemwell.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2007	By:	/s/ William Slater
William Slater
Chief Financial Officer and Secretary

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